Annual Report

Emerging Markets Stock Fund

October 31, 2001

T. Rowe Price


Report Highlights

Emerging Markets Stock Fund

o Emerging market stocks fell and global economies weakened in the last year. Negative trends were exacerbated by the September 11 terrorist attacks on the U.S.

o The fund fared worse than its benchmarks in the 6- and 12-month periods ending October 31 because of our focus on growth stocks.

o We shifted some assets from Latin America and Asia into Emerging Europe and Africa.

o With emerging market stock valuations so attractive, we strongly believe that the long-term rewards greatly outweigh the risks.


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Fellow Shareholders

The tragic September 11 terrorist attacks on the U.S. exacerbated the slowing of world economies and the decline of global equities, particularly those in emerging markets. As a result, emerging market performance was very disappointing for the 6- and 12-month periods ending October 31, 2001. However, aggressive interest rate cuts by central banks, low equity valuations, and improved performance in October are reasons for optimism.

Performance Comparison
--------------------------------------------------------------------------------

  Periods Ended 10/31/01               6 Months               12 Months
--------------------------------------------------------------------------------

  Emerging Markets Stock F und           -18.30%                 -26.33%

  MSCI Emerging Markets
  Free Index                             -17.47                  -23.46

  Lipper Emerging Markets
  Funds Average                          -16.19                  -22.68


Reflecting the broad weakness in emerging markets, your fund returned -18.30% in the last six months and -26.33% for the one-year period. As shown in the table, the fund fared worse than its benchmarks in both periods.

Growth stocks fell sharply in the last six months, while their value counterparts were mostly flat. As a result, our low weightings in slow-growth industries-such as utilities, beverages, and basic materials-hurt our relative performance. Overweighting the technology, media, and telecommunications sectors, which were the weakest groups in the period, also detracted from our results. However, stocks in these traditional growth sectors have, in our opinion, more than discounted the prospects for slower global economic growth.

Some of our country allocations also hurt performance in the last six months. Underweighting Malaysia, which rose 5% during the period, and maintaining exposure to Greece, where stocks fell sharply after the country was removed from the MSCI Emerging Markets Free Index, were negatives. Low weightings in countries with significant fiscal problems, such as Argentina and Turkey, were helpful, but overweighting Brazil negated these positives.


MARKET AND PORTFOLIO REVIEW

     In light of the changing global economic landscape, we shifted some assets from our two largest regional allocations, Latin America and Asia, into Emerging Europe and, to a lesser extent, Africa.


Market Performance
--------------------------------------------------------------------------------

  (In U.S. Dollar Terms)
  Periods Ended 10/31/01               6 Months               12 Months
--------------------------------------------------------------------------------
  Argentina                             -47.70%                 -48.09%

  Brazil                                 -29.28                  -31.16

  Chile                                  -16.22                  -13.71

  China (Free)                           -28.79                  -40.24

  Israel                                 -25.10                  -43.41

  Malaysia (Free)                          4.60                  -17.93

  Mexico                                  -7.03                   -7.31

  Poland                                 -15.90                   -5.20

  South Africa                           -18.52                  -12.89

  Thailand                               -10.39                   -1.63

Source: RIMES Online, using MSCI indices.


     Our biggest  changes in Latin America  occurred in Mexico,  particularly in the banking  sector.  We reduced  our  position  in Grupo  Financiero  BBVA
     Bancomer, which increased in value following the announcement that Citigroup was acquiring Grupo Financiero Banamex-Accival ("Banacci"). These two Mexican banks have been the best contributors to performance this year. Given the Mexican economy's sharp slowdown and close ties to the U.S., we became concerned that the peso would weaken against the dollar. In response, we trimmed positions in Cemex and Femsa. Although we remained enthusiastic about the prospects and management of individual companies in Brazil, we pared our holdings in Banco Itau, Ambev, Petroleo Brasileiro (Petrobras), and Unibanco because of concerns about Brazil's economy, the government's need for external financing, domestic electricity shortages, political pressure on outgoing President Cardoso, and instability in neighboring Argentina. In Asia, we trimmed positions in Chinese cellular phone companies given their premium valuations relative to global counterparts and the potential for greater competition. We also reduced exposure to India because of the potential for instability in neighboring Pakistan and shifted some assets to Malaysia, where Prime Minister Mahathir has been calling for companies to restructure and improve returns to shareholders.

     In the Middle East, we took advantage of extreme weakness in Israel's technology companies and added to our positions in Check Point Software Technologies, the leading Internet security software producer; NICE Systems, a manufacturer of digital security systems; and Orbotech, which makes testing equipment for printed circuit boards and flat-panel monitors. To fund these purchases, we sold shares of Teva Pharmaceutical in Israel and eliminated Komercni Banka in the Czech Republic. In Russia, we added YUKOS to the portfolio at the expense of Lukoil. While both are oil majors, YUKOS has a far higher production growth profile and sells at more attractive valuations.

     In South Africa, we added a position in Gold Fields in August; the stock performed strongly as global uncertainty increased and gold prices surged later in the period. Before the end of October, we eliminated it from the fund and used the proceeds to take advantage of better values among growth stocks. We also added diversified mining company Anglo American to the portfolio and purchased additional shares of Nedcor, a leading corporate bank.

     Latin America

     In Latin America, Mexican stocks slipped 7%, while Chilean equities dropped 16%. Losses were steeper in Brazil, which fell 29% amid a sharp depreciation of its currency, and Argentina, which plunged 48% in U.S. dollar terms. Argentina remains on the brink of a default and a currency devaluation despite agreeing to a "zero deficit" plan that requires all government expenditures to be matched by revenues. Our only local holding is offshore oil exploration company Perez Companc, which declined despite having dollar-based revenues.

     Argentina's deteriorating situation has had a significant impact on Brazil, which is suffering from a slowing economy, a power crisis, and rising political tension prior to next year's general election. Although the IMF recently approved a $15 billion "stand-by" credit package for the country, a constant need for external financing is not desirable. Brazil's banks have typically prospered in troubled times, especially Banco Itau, and the dominant brewing company Ambev is still realizing cost savings following recent acquisitions. However, concerns about the currency prompted us to trim these holdings.

     In Mexico, the economic outlook has deteriorated because of the U.S. slowdown, and exports are likely to drop sharply this year. Despite a more challenging outlook, we still find some of the emerging world's highest-quality companies in Mexico. Wal-Mart de Mexico (Walmex) has continued to increase supermarket sales, the banking sector is fully provisioned against problem loans, and several industries (such as beverages and media) enjoy cozy duopolies that ensure some pricing power. We remain slightly overweighted in Mexico versus the MSCI index.

Geographic Diversification

     Russia                                                               30

     Israel                                                               22

     Turkey                                                               12

     Other & Reserves                                                     11

     Hungary                                                              10

     Czech Republic                                                        5

     Estonia                                                               5

     Egypt                                                                 5


     Far East

     In the last six months, stocks in China and Taiwan fell 29% and 27%, respectively, but other markets held up better. Thailand slipped 10% and South Korea fell about 6%, but Malaysia rose 5%. In general, equities were the weakest in countries with higher foreign ownership, higher dependence on external trade, and greater dependence on technology.

     Taiwan, whose exports represent 45% of GDP and are mostly related to the technology sector, was pressured by sharply falling prices of DRAM computer memory components, low capacity utilization at printed circuit board manufacturers, and heavy exposure to the weakening personal computer market (either via outsourced assembly or component manufacturing). Despite some merger activity and improved regulation to shore up the financial industry, the country's banking sector remained weak. However, the central bank cut short-term interest rates to 2.75%. South Korea's central bank acted similarly in cutting its overnight call rate to 4.00% in an attempt to buttress the heavily indebted corporate sector.

     Stocks in India, which has a prominent technology sector but also a large domestic economy, declined more than 13% in the last six months. With neighboring Pakistan supporting U.S. attacks against Afghanistan's Taliban regime, the geopolitical situation in the Asian subcontinent has become significantly more tense. This has hurt our positions in two leading IT service companies, Infosys Technologies and Wipro. The reluctance of Americans to visit the region and tighter rules on temporary immigration visas to the U.S. have dented near-term potential for gaining new outsourced contracts. Reflecting this, valuations are now at five-year lows despite attractive longer-term prospects.

Industry Diversification
--------------------------------------------------------------------------------
                                             Percent of Net Assets
                                         4/30/01                10/31/01
     ---------------------------------------------------------------------------

     Financials                            22.3%                   19.8%

     Telecommunication Ser                 19.0                    19.5

     Information Technolog                 16.6                    16.6

     Consumer Staples                      11.0                     9.0

     Energy                                 8.3                     8.6

     Consumer Discretionar                  8.7                     6.7

     Materials                              4.8                     6.2

     Industrials                            2.4                     4.5

     Health Care                            3.6                     3.5

     All Other                              0.4                     1.3

     Reserves                               2.9                     4.3

     Total                                100.0%                  100.0%



     The Malaysian equity market rose in the last six months, as mentioned earlier. The country has been partially immune to global weakness due to increased government spending and a fixed exchange rate, but the economy is in recession and the banking system is hobbled by debts. In the face of increasingly vocal opposition, Prime Minister Mahathir has tried to protect his own position and that of his party by encouraging restructuring and improvements in corporate governance. We have low exposure to Malaysia because we find few globally attractive companies there.

     Emerging Europe and the Middle East

     Markets in these regions were mixed in the last six months. Russian and Hungarian equities rose 6% and 4%, respectively. Turkey was very volatile and finished the period down 44% in dollar terms. Stocks in Israel fell 25%.

     In Russia, where our holdings are mostly oil companies and mobile phone operators, the strong focus on improved corporate governance (such as the appointment of new management at Gazprom) and the rapid pace of domestic economic reforms on tax and property rights make us optimistic for the future. In fact, Russia's support of the U.S.-led war against global terrorism could be a harbinger of better relations with the West and World Trade Organization membership.

     In Central Europe, most economies are slowing, but the euro zone remains the most insulated from global weakness. Hungarian pharmaceutical and Czech banking holdings held up well over the period. Stocks in Turkey, however, fared poorly. Although it will be difficult for Turkey to completely escape its debt crisis, the country's geopolitical importance has increased because it is the only Muslim country sending ground troops to join the U.S.-led alliance. In addition, the IMF will likely resume lending to the country.

     In Israel, whose economy is largely driven by technology, nondomestic stocks suffered horribly amid continued global weakness in the tech sector and a sharp escalation in Middle East tensions. (Domestic shares held up relatively well but they are unexciting long-term investments, in our view.) Technology companies typically conduct their research and development in Israel, but production and sales take place around the world. As a result, we believe recent declines have been excessive.

     Africa

     South African shares fell 19% in dollar terms, largely due to local currency weakness. The economy remains in reasonable shape, and the budget and trade situations are nearly balanced, but growth remains anemic and foreign direct investment is minimal. Mining stocks, particularly those exposed to gold, performed best in the last six months.


OUTLOOK

     The last 12 months have been difficult for emerging market investors, and broad issues such as globalization and outsourcing are being reexamined. The world has become much less certain in the wake of the September 11 tragedies, but we do not believe the terrorist attacks will create longer-term disruptions to global economies. In fact, we believe that the world will emerge as a stronger place and that emerging markets will participate in a global recovery.

     Global central banks have sharply reduced interest rates in the last year, and government fiscal policies are increasingly expansionary-a combination that has historically led to a revival of global growth within nine months and signaled a buying opportunity for emerging market equities. As an asset class, emerging markets are now at the cheapest levels of the last 16 years. With valuations so attractive, we strongly believe that the long-term rewards of emerging market investing greatly outweigh the risks. In the near term, any signs of improving global growth could be a powerful positive catalyst for emerging market stocks.

     Respectfully submitted,

     John R. Ford
     President, T. Rowe Price International Funds, Inc.
     November 19, 2001


T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

     TWENTY-FIVE LARGEST HOLDINGS

                                                                  Percent of
                                                                  Net Assets
                                                                    10/31/01
     ---------------------------------------------------------------------------

     Telefonos de Mexico (Telmex), Mexic                                 3.4%

     Samsung Electronics, South Korea                                    3.3

     South Korea Telecom, South Korea                                    3.1

     Petroleo Brasileiro (Petrobras), Br                                 3.0

     Taiwan Semiconductor Manufacturing,                                 2.7
     ---------------------------------------------------------------------------

     Wal-Mart de Mexico, Mexico                                          2.3

     Reliance Industries, India                                          2.3

     EGIS, Hungary                                                       1.8

     Check Point Software Technologies,                                  1.7

     Housing Development Finance, India                                  1.6
     ---------------------------------------------------------------------------

     United Microelectronics, Taiwan                                     1.6

     Grupo Financiero BBVA Bancomer, Mex                                 1.6

     ICICI, India                                                        1.6

     Lukoil, Russia                                                      1.6

     Surgutneftegaz, Russia                                              1.6
     ---------------------------------------------------------------------------

     Mobile Telesystems, Russia                                          1.5

     Coca-Cola Femsa, Mexico                                             1.5

     Nedcor, South Africa                                                1.5

     HDFC Bank, India                                                    1.4

     Hindustan Lever, India                                              1.4
     ---------------------------------------------------------------------------

     Grupo Televisa, Mexico                                              1.3

     Ambev, Brazil                                                       1.3

     America Movil, Mexico                                               1.3

     Gedeon Richter, Hungary                                             1.1

     Orbotech, Israel                                                    1.1
     ---------------------------------------------------------------------------

     Total                                                              46.6%


     Note: Table excludes investments in the T. Rowe Price Reserve Investment
           Fund.


T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     Emerging Markets Stock Fund

                     MSCI            LIPPER              FUND         FUND AREA

     3/31/95           10                10                10                10
     10/31/95      10.547            10.641             10.48             10.48
     10/31/96      11.231            11.891            11.601            11.601
     10/31/97      10.278            11.957            11.415            11.415
     10/31/98       7.093             8.176             8.298             8.298
     10/31/99      10.259            11.066            11.623            11.623
     10/31/00       9.355             10.62            13.029            13.029
     10/31/01       7.161             8.069             9.599             9.599


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


  Periods Ended                                             Since   Inception
  10/31/01                1 Year    3 Years    5 Years   Inception      Date
  ------------------------------------------------------------------------------

  Emerging Markets
  Stock Fund             -26.33%       4.97%    -3.72%     -0.62%    3/31/95

  Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


T. Rowe Price Markets Stock Fund
--------------------------------------------------------------------------------


  Financial Highlights  For a share outstanding throughout each period

                            Year
                           Ended
                        10/31/01   10/31/00   10/31/99   10/31/98   10/31/97

  NET ASSET VALUE

  Beginning of
  period                $  12.42   $  11.08    $  7.95   $  11.08   $  11.59

  Investment activities
     Net investment
     income (loss)          0.02      (0.02)     (0.01)*     0.05*      0.02*

     Net realized and
     unrealized
     gain (loss)           (3.30)      1.34       3.18      (3.06)     (0.23)

     Total from
     investment
     activities            (3.28)      1.32       3.17      (3.01)     (0.21)

Distributions
     Net investment
     income                 --         --        (0.04)      --        (0.04)

     Net realized
     gain                   --         --         --        (0.15)     (0.30)

     Total
     distributions          --         --        (0.04)     (0.15)     (0.34)

     Redemption
     fees added                                                           to
     paid-in-capital        0.01       0.02       --         0.03       0.04

  NET ASSET VALUE

  End of period         $   9.15   $  12.42   $  11.08   $   7.95   $  11.08

  Ratios/Supplemental Data
  Total return(diamond)   (26.33)%    12.09%     40.08%*   (27.31)%*   (1.60)%*

  Ratio of total
  expenses
  to average
  net assets                1.58%      1.50%      1.75%*     1.75%*     1.75%*

  Ratio of net
  investment
  income (loss)
  to average
  net assets                0.19%     (0.12)%    (0.14)%*    0.46%*     0.21%*

  Portfolio
  turnover rate             70.3%      56.1%      59.0%      54.5%      84.3%

  Net assets,
  end of period
  (in thousands)         $131,436    $152,990   $108,418    $69,752   $119,285


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

        * Excludes expenses in excess of a 1.75% voluntary expense limitation in effect through 10/31/01.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------
                                                               October 31, 2001

Portfolio of Investments                                Shares           Value
--------------------------------------------------------------------------------
                                                                In thousands


  ARGENTINA  0.6%

  Common Stocks  0.6%

  Perez Companc                         760,755                $    814

  Total Argentina (Cost $1x379)                                     814

  BRAZIL  8.6%

  Common Stocks  3.4%

  Companhia Vale do
  Rio Doce ADR (USD)
  (miscellaneous
  footnote symbol)                       55,000                   1,151

  Embraer Aircraft
  ADR (USD)                              50,000                     858

  Pao de Acucar
  ADR (USD)                              75,018                   1,139

  Telebras ADR (USD)
  (miscellaneous

  Unibanco GDR (USD)                     29,000                     456

                                                                  4,448

  Preferred Stocks  5.2%

  Ambev                              10,336,705                   1,681

  Banco Itau                         18,395,600                   1,168

  Petroleo Brasileiro
  (Petrobras)                           206,690                   3,970

                                                                  6,819

  Total Brazil
  (Cost $16,061)                                                 11,267


  CHILE  1.3%

  Common Stocks  1.3%

  Banco Santiago ADR (USD)
  (miscellaneous
  footnote symbol)                       49,529                   1,040

  Embotelladora Andina
  ADR (USD)
  (miscellaneous
  footnote symbol)                       29,989                     267

  Enersis ADR (USD)
  (miscellaneous
  footnote symbol)                       28,445                     350

  Total Chile (Cost $2,074)                                       1,657


  CHINA  0.6%

  Common Stocks  0.6%

 Beijing Datang Power
 Generation (HKD)
 (miscellaneous
  footnote symbol)                    1,206,000                     441

  PetroChina (HKD)                    2,146,000                     404

  Total China (Cost $743)                                           845


  CZECH REPUBLIC  0.7%

  Common Stocks  0.7%

  Ceska Sporitelna *                    110,880                $    867

  Total Czech Republic
  (Cost $806)                                                       867


  EGYPT  1.6%

  Common Stocks  1.6%

  Al Ahram
  Beverages GDR (USD) *                 139,346                   1,010

  Egyptian Company
  for Mobile Services *                 119,821                   1,040

  Total Egypt
  (Cost $4,825)                                                   2,050


  ESTONIA  0.6%


  Common Stocks  0.6%

  Eesti Telekom
  GDR (USD)                              84,843                     812

  Total Estonia
  (Cost $1,777)                                                     812


  GREECE  1.0%

  Common Stocks  1.0%

  Antenna TV ADR (USD)
  *(miscellaneous
  footnote symbol)                      177,035                     658

  National Bank
  of Greece (EUR)                        27,880                     715

  Total Greece
  (Cost $4,150)                                                   1,373


  HONG KONG  2.9%

  Common Stocks  2.9%

  Brilliance China
  Automotive                          2,332,000                     466

  China Mobile
  (Hong Kong)
  *(miscellaneous
  footnote symbol)                      422,000                   1,280

  China Overseas
  Land                                1,954,000                     223

  China Resources
  Beijing                               570,000                     146

  China Unicom *                        214,000                     200

  Citic Pacific
  (miscellaneous
  footnote symbol)                      385,000                     790

  CNOOC                                 418,500                     411

  TCL
  International                         170,000                      22

  Yanzhou Coal
  Mining                                696,000                     216

  Total Hong Kong
  (Cost $3,985)                                                   3,754


  HUNGARY  3.9%

  Common Stocks  3.0%

  EGIS                                   60,917                 $ 2,427

  Gedeon Richter                         27,549                   1,495

                                                                  3,922

  Preferred Stocks  0.9%

  OTP Bank                               23,004                   1,209

                                                                  1,209
  Total Hungary
  (Cost $5,174)                                                   5,131


  INDIA  10.2%

  Common Stocks  10.2%

  Apollo Hospitals                      110,650                     170

  Britannia
  Industries                             12,460                     137

  Global Tele-Systems                    95,850                     147

  HDFC Bank                             346,000                   1,566

  HDFC Bank
  ADR (USD) *                            16,000                     244

  Hindustan Lever                       403,370                   1,800

  Housing
  Development
  Finance                               146,800                   2,136

  ICICI                                 854,565                     935

  ICICI ADR (USD)
  (miscellaneous
  footnote symbol)                      169,200                   1,178

  ICICI Bank                            335,280                     716

  Infosys
  Technologies                            7,900                     482

  McDowell *                            292,000                     251

  Reliance
  Industries                            576,000                   3,085

  Wipro                                  16,700                     374

  Wipro ADR (USD)
  (miscellaneous
  footnote symbol)                       10,074                     225

  Total India
  (Cost $18,886)                                                 13,446


  ISRAEL  5.0%

  Common Stocks  5.0%

  Check Point
  Software
  Technologies (USD)
  * (miscellaneous
  footnote symbol)                       75,574                   2,232

  NICE Systems
  ADR (USD)
  * (miscellaneous
  footnote symbol)                       59,170                     879

  Orbotech (USD) *                       69,053                   1,492

  Partner
  Communications
  ADR (USD) *                           258,250                   1,417

  Teva Pharmaceutical
  ADR (USD)                               8,620                     533

  Total Israel
  (Cost $8,450)                                                   6,553


  MALAYSIA  3.1%

  Common Stocks  3.1%

  IJM                                   283,000               $     311

  Malayan
  Banking Berhad                        296,400                     554

  Malaysia
  International
  Shipping                              443,000                     810

  Malaysian
  Airline System *                      367,000                     181

  Resorts World                         385,000                     527

  RHB Capital                           722,000                     355

  Road Builder                          277,000                     321

  Tenaga Nasional                       422,000                     961

  Total Malaysia
  (Cost $4,740)                                                   4,020


  MEXICO  14.0%

  Common Stocks  14.0%

  America Movil ADR
  (Series L) (USD)                      109,690                   1,645

  Cemex
  Participating
  Certificates
  (Represents
  2 Series
  A and 1 Series
  B shares)                             149,085                     683


  Coca-Cola
  Femsa (Class L)
  ADR (USD)
  (miscellaneous

  footnote symbol)                       98,000                   1,969
  Corporacion
  Interamericana
  de Entretenimiento
  *(miscellaneous
  footnote symbol)                      125,800                     199


  Corporacion
  Interamericana
  de Entretenimiento,
  Rights *                               35,282                       2

  Femsa UBD Units
  (Represents
  1 Series B
  and 4 Series D
  shares)                               201,040                     628

  Grupo
  Aeroportuario
  del Sureste
  ADR (USD) *                            47,000                     578

  Grupo Financiero
  BBVA Bancomer
  *(miscellaneous
  footnote symbol)                    2,800,600                   2,121

  Grupo Iusacell
  ADR (USD) *                            77,200                     202

  Grupo Iusacell,
  Rights ADR (USD) *                     23,517                       6

  Grupo Modelo
  (Class C)
  (miscellaneous
  footnote symbol)                      239,000                     549

  Grupo Televisa
  GDR (USD) *                            56,422                   1,718

  Kimberly-Clark
  de Mexico (Class A)
  (miscellaneous
  footnote symbol)                      207,000                     563

  Telefonos de
  Mexico
  (Telmex) (Class L)
  ADR (USD)                             131,882                   4,492

  Wal-Mart
  de Mexico                           1,295,130                   3,087

  Total Mexico
  (Cost $16,215)                                                 18,442


  PERU  0.9%

  Common Stocks  0.9%

  Compania
  de Minas
  Buenaventura
  ADR (USD)                              61,400                   1,244

  Total Peru
  (Cost $1,064)                                                   1,244


  POLAND  1.3%

  Common Stocks  1.3%

  Computerland *                         14,102               $     359

  Elektrim
  Spolka Akcyjna *                      272,537                   1,373

  Total Poland
  (Cost $3,375)                                                   1,732


  PORTUGAL  0.8%

  Common Stocks  0.8%

  Portugal Telecom
  ADR (USD)
  (miscellaneous
  footnote symbol)                      137,060                   1,087


  Total Portugal
  (Cost $1,092)                                                   1,087


  RUSSIA  6.3%

  Common Stocks  6.3%

  Gazprom ADR (USD)                      23,900                     206

  Lukoil (USD)                           66,401                     737

  Lukoil, (144a) ADR (USD)
  (miscellaneous
  footnote symbol)                       11,850                     527

  Lukoil ADR (USD)
  (miscellaneous
  footnote symbol)                       18,891                     841

  Mobile Telesystems
  ADR (USD) *                            70,160                   1,987

  Surgutneftegaz
  ADR (USD)
  (miscellaneous
  footnote symbol)                      161,409                   2,090

  Vimpel-Communications
  ADR (USD)
  * (miscellaneous
  footnote symbol)                       29,000                     574

  YUKOS ADR (USD)
  (miscellaneous
  footnote symbol)                       23,900                   1,350

  Total Russia
  (Cost $8,369)                                                   8,312


  SOUTH AFRICA  3.6%

  Common Stocks  3.6%

  Compagnie
  Financiere
  Richemont                              23,450                     462

  M-Cell                                328,300                     520

  Nedcor                                135,200                   1,926

  New Africa Capital
  *(miscellaneous
  footnote symbol)                      685,522                     617

  Pick 'N Pay Stores                     20,400                      24

  Sanlam                              1,265,410                   1,180

  Total
  South Africa
  (Cost $6,167)                                                   4,729


  SOUTH KOREA  14.4%


  Common Stocks  14.4%

  Daelim
  Industrial                             34,000               $     292

  Hana Bank                              54,000                     420

  Hite Brewery                           10,360                     377

  Housing &
  Commercial Bank                        34,648                     906


  Hyundai Motor                          49,740                     801

  Kook Min Bank                          50,300                     779

  Koram Bank *                           57,000                     346

  Korea Telecom                           7,690                     299

  Korea Telecom
  ADR (USD)                              41,178                     858

  Kumgang Korea
  Chemical                                4,080                     266

  LG Cable                                9,630                      99

  LG Chem *                              36,000                     446

  LG Household
  & Health Care *                        50,870                   1,105

  Lotte Chilsung
  Beverage *                                 20                       5

  NCsoft                                  7,340                     660

  Samsung
  Electronics                            32,355                   4,348

  Samsung Fire
  & Marine Insurance                     41,390                   1,298

  Samsung Securities *                   26,000                     676

  Shinhan Financial *                   105,000                     907

  South Korea Telecom                    21,390                   4,068

  Total South Korea
  (Cost $15,704)                                                 18,956


  TAIWAN  9.5%

  Common Stocks  9.5%

  Ambit Microsystems                    193,700                     778

  Asustek Computer                      273,750                     936

  Au Optronics                          418,000                     190

  China Development
  Industrial Bank                       546,433                     287

  China Trust
  Commercial Bank                     1,049,245                     532

  Elan
  Microelectronics                    1,042,600                     943

  Hon Hai
  Precision Industry                    234,768                     871

  Powerchip
  Semiconductors                        550,800                     117

  Powerchip
  Semiconductors
  GDR (USD)
  (miscellaneous
  footnote symbol)                       28,827                      64

  President
  Chain Store                           489,184                     915

  Siliconware
  Precision
  Industries                          1,010,711               $     524

  Taiwan Cellular                       608,621                     623

  Taiwan Semiconductor
  Manufacturing                       2,012,943                   3,559

  United
  Microelectronics                    2,586,627                   2,129

  Total Taiwan
  (Cost $16,403)                                                 12,468


  THAILAND  0.7%

  Common Stocks  0.7%

  TelecomAsia *                       1,976,700                     389

  TelecomAsia, Rights *                 187,357                       0

  Total Access
  Communications (USD) *                386,900                     464

  Total Thailand
  (Cost $2,530)                                                     853


  TURKEY  2.1%

  Common Stocks  2.1%

  Dogan Yayin
  Holding *                         498,042,661                     315

  Hurriyet
  Gazetecilik
  ve Matbaacilik                    626,476,576                   1,031

  Tansas *                           30,821,432                      32

  Turkcell
  Iletisim
  Hizmetleri                        286,120,900                   1,417

  Total Turkey
  (Cost $5,264)                                                   2,795


  UNITED KINGDOM  1.0%

  Common Stocks  1.0%

  Anglo American (ZAR)                   61,200                     789

  Dimension Data (ZAR) *                431,400                     468

  Total United Kingdom
  (Cost $1,292)                                                   1,257


  VENEZUELA  1.0%

  Common Stocks  1.0%

  Compania
  Anonima Nacional
  Telefonos
  de Venezuela
  (Class D)
  ADR (USD)                              60,088                   1,358

  Total Venezuela
  (Cost $1,823)                                                   1,358

    SHORT-TERM INVESTMENTS  1.6%

    Money Market Funds  1.6%

  T. Rowe Price Reserve
  Investment Fund, 3.07% #              2,109,681              $  2,110

Total Short-Term
Investments (Cost $2,110)                                         2,110

Total Investments in Securities

97.3% of Net Assets
(Cost $154,458)                                                $127,932

Other Assets
Less Liabilities                                                  3,504

NET ASSETS                                                     $131,436
                                                               --------


                              #        Seven day yield
                              *        Non-income producing
(miscellaneous footnote symbol)        All or portion of this security is on
                                       loan at October 31, 2001.  See Note 2.
                           144a        Security was purchased pursuant to Rule
                                       144a under the Securities Act of 1933
                                       and may not be resold subject to that
                                       rule except to qualified institutional
                                       buyers-total of such securities at
                                       Period-end amounts to 0.4% of net assets.
                            ADR        American Depository Receipts
                            GDR        Global Depository Receipts
                            EUR        Euro
                            HKD        Hong Kong dollar
                            USD        U.S. dollar
                            ZAR        South African rand

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------
                                                               October 31, 2001

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

  Assets
  Investments in securities,
  at value (cost $154,458)                                          $127,932

  Securities lending
  collateral                                                          10,566

  Other assets                                                         4,333

  Total assets                                                       142,831

  Liabilities
  Obligation to return
  securities lending collateral                                       10,566

  Other liabilities                                                      829

  Total liabilities                                                   11,395


  NET ASSETS                                                        $131,436
                                                                    --------

  Net Assets Consist of:
  Undistributed net
  investment income (loss)                                          $    129

  Undistributed net
  realized gain (loss)                                               (29,510)

  Net unrealized gain (loss)                                         (26,583)

  Paid-in-capital applicable
  to 14,365,819 shares of
  $0.01 par value capital
  stock outstanding;
  2,000,000,000 shares of
  the Corporation authorized                                         187,400

  NET ASSETS                                                        $131,436
                                                                    --------

  NET ASSET VALUE PER SHARE                                         $   9.15
                                                                    --------


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                       Ended
                                                                    10/31/01

  Investment Income (Loss)
  Income
  Dividend (net of
     foreign taxes of $298)                                        $   2,281

     Interest (net of
     foreign taxes of $7)                                                366

     Securities lending                                                  106

     Total income                                                      2,753

  Expenses
     Investment management                                             1,669

     Shareholder servicing                                               464

     Custody and accounting                                              183

     Prospectus and
     shareholder reports                                                  59

     Legal and audit                                                      37

     Registration                                                         36

     Directors                                                             7

     Proxy and annual
     meeting                                                               5

     Miscellaneous                                                         4


     Total expenses                                                    2,464

  Net investment income (loss)                                           289

  Realized and Unrealized Gain (Loss)

  Net realized gain (loss)
     Securities (net of
     foreign taxes of $41)                                           (17,995)

     Foreign currency
     transactions                                                       (723)

     Net realized
     gain (loss)                                                     (18,718)

     Change in net unrealized
     gain (loss)
     Securities (net
     of decrease in
     deferred foreign
     taxes of $116)                                                  (29,160)

     Other assets and
     liabilities
     denominated in
     foreign currencies                                                  (39)

     Change in net unrealized
     gain (loss)                                                     (29,199)

  Net realized and
  unrealized gain (loss)                                             (47,917)

  INCREASE (DECREASE) IN NET

  ASSETS FROM OPERATIONS                                            $(47,628)



The accompanying notes are an integral part of these financial statements.


T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------

                          Year
                          Ended
                          10/31/01                             10/31/00

  Increase (Decrease) in Net Assets
  Operations
     Net investment
     income (loss)                     $    289               $    (207)

     Net realized
     gain (loss)                        (18,718)                 10,821

     Change in net
     unrealized
     gain (loss)                        (29,199)                 (6,426)

     Increase (decrease)
     in net
     assets from
     operations                         (47,628)                  4,188

  Capital share
  transactions *
     Shares sold                         87,380                 128,378

     Shares redeemed                    (61,427)                (88,277)

     Redemption fees
     received                               121                     283

     Increase (decrease) in net
     assets from capital
     share transactions                  26,074                  40,384

  Net Assets
  Increase (decrease)
  during period                         (21,554)                 44,572

  Beginning of period                   152,990                 108,418

  End of period                        $131,436                $152,990
                                       --------                --------

  *Share information
     Shares sold                          7,697                   8,450

     Shares redeemed                     (5,651)                 (5,915)

     Increase (decrease)
     in shares outstanding                2,046                   2,535


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------
                                                                October 31, 2001

Notes to Financial Statements


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Emerging Markets Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1995. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located, or with primary operations, in emerging markets.

     The  accompanying  financial  statements  were prepared in accordance  with
     generally  accepted  accounting  principles,   which  require  the  use  of
     estimates made by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Redemption Fees The fund assesses a 2% fee on redemptions of fund shares held less than twelve months. Such fees are retained by the fund, and have the primary effectof increasing paid-in-capital. Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Emerging Markets At October 31, 2001, approximately 91% of the fund's net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At October 31, 2001, the value of loaned securities was $10,285,000; aggregate collateral consisted of $10,566,000 in the securities lending collateral pool and U.S. government securities valued at $200,000.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $128,787,000 and $103,093,000, respectively, for the year ended October 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of October 31, 2001, the fund has $28,985,000 of capital loss carryforwards, $10,590,000 of which expires in 2006, $314,000 in 2007, and $18,081,000 in 2009. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 2001. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.
--------------------------------------------------------------------------------

Undistributed net investment income                                $(160,000)

Undistributed net realized gain                                      160,000


     At October 31, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $154,458,000. Net unrealized loss aggregated $26,526,000 at period end, of which $12,861,000 related to appreciated investments and $39,387,000 to depreciated investments.


NOTE 4 - TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of dividend and interest income.

     Gains realized upon disposition of Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sales proceeds. The tax is computed on realized gains net of realized losses, and the fund is entitled to a refund of required tax payments in excess of its net liability for the tax year. Realized losses may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities. At October 31, 2001, the fund has a capital gain tax receivable of $120,000 and no deferred tax liability.


NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $117,000 was payable at October 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At October 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through October 31, 2001, which would cause the fund's ratio of total expenses to average net assets to exceed 1.75%. Thereafter, through October 31, 2003, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.75%.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $488,000 for the year ended October 31, 2001, of which $47,000 was payable at period end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the year then ended, the fund was allocated $24,000 of Spectrum expenses, $4,000 of which was payable at period-end. At October 31, 2001, approximately 3% of the outstanding shares of the fund were held by Spectrum.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 2001, totaled $337,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Board of Directors T. Rowe Price International Funds, Inc. and Shareholders of Emerging Markets Stock Fund

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     November 19, 2001


T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------

     Tax Information (Unaudited) for the Tax Year Ended 10/31/01 We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     For corporate shareholders, $4,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.


T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------

Annual Meeting Results

The T. Rowe Price Emerging Markets Stock Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.
The results of voting were as follows (by number of shares):

M. David Testa
Affirmative:      581,220,102.290
Withhold:         11,328,972.642
Total:            592,549,074.932

Martin G. Wade
Affirmative:      581,186,287.707
Withhold:         11,362,787.225
Total:            592,549,074.932

Calvin W. Burnett
Affirmative:      579,988,748.447
Withhold:         12,560,326.485
Total:            592,549,074.932

Anthony W. Deering
Affirmative:      580,812,278.605
Withhold:         11,736,796.327
Total:            592,549,074.932

Donald W. Dick, Jr.
Affirmative:               581,515,923.630
Withhold:         11,033,151.302
Total:            592,549,074.932

David K. Fagin
Affirmative:               581,364,436.901
Withhold:         11,184,638.031
Total:            592,549,074.932

F. Pierce Linaweaver
Affirmative:      580,579,834.781
Withhold:         11,969,240.151
Total:            592,549,074.932

Hanne M. Merriman
Affirmative:      580,790,218.108
Withhold:         11,758,856.824
Total:            592,549,074.932

John G. Schreiber
Affirmative:      580,818,909.284
Withhold:         11,730,165.648
Total:            592,549,074.932

Hubert D. Vos
Affirmative:      580,468,483.076

Withhold:         12,080,591.856
Total:            592,549,074.932

Paul M. Wythes
Affirmative:      580,672,445.843
Withhold:         11,876,629.089
Total:            592,549,074.932


For fund and account information
 or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access(registered trademark)  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
 1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution
 only to shareholders and to others who
have received a copy of the prospectus
appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway
Los Angeles Area

Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150

T. Rowe Price Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.         F05-050  10/31/01